EXHIBIT 99.1

This presentation contains forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. Future operating results may be affected by various uncertainties and risk factors, many of which are beyond the control of The Laclede Group, Inc., including weather conditions, governmental and regulatory policy and action, the competitive environment and economic factors. For a more complete description of these uncertainties and risk factors, see The Laclede Group’s Form 10-K for the year ended September 30, 2008 filed with the Securities and Exchange Commission.

Company Overview
• Public Utility Holding
 Company Formed 2001
• Strong Utility Platform
• Growth Components
 Complementary to Core
• Demonstrated Strategic
 Success
• S&P Small Cap 600
 Company

Strategic Execution
• Six Consecutive Years of Record Earnings
 – Acquisition and organic growth
• Utility Operations
 – Strong rate case results
 – Stability of earnings
 – Operational improvements
• Non-Utility Components
 – Logical extension of core utility business
 – Continued growth of Laclede Energy Resources (LER)
 – Developed and sold SM&P Utility Resources, Inc.
 – Ongoing systematic evaluation of new opportunities
• Highly Experienced Management

	Laclede Group	Laclede Gas FMB	Laclede Gas CP
S&P	A	A	A-1
Moody’s		A3	P-2
Fitch	A-	A+	F1
Accessible Liquidity
• Strong Credit Ratings
• Continued Access to Capital Markets
 – Utility issued First Mortgage Bonds in September 2008
• Short-Term Liquidity
 – Commercial Paper remains accessible
 – Lines of credit available as backup or for draw
 – New seasonal line of credit for Utility

Natural Gas Industry

Natural Gas Industry

Source: American Gas Association
Natural Gas Industry
• Natural gas meets almost one-fourth of U.S.
 energy needs
• 98 percent of U.S. natural gas supply is
 produced in North America
• Cleanest burning fossil fuel
 – Significant component in current and future
 green initiatives

Source: American Gas Association
Natural Gas Industry
• AGA’s recommendations to optimize natural gas’
 role in president-elect Obama’s environmental and
 economic goals:
 – Develop policies that ensure more natural gas is used
 directly in America’s homes and businesses
 – Increase access to domestic supplies of natural gas
 – Measure “total energy efficiency” of end-use appliances
 and products
 – Extend or make permanent the current dividend tax rate
 – Fund energy infrastructure/natural gas pipeline repair
 and replacement projects

150 Years of Service
• Established as The
 Laclede Gas Light
 Company in 1857
• Original Dow Jones
 index company
• Largest LDC in
 Missouri

Our System & Strengths
• 630,000 Customers (83%
 Market Saturation)
• Over 16,000 Miles of Pipe
• Diversified Gas Supply
• Significant Storage
 Capacity
 – Market area: 5 Bcf natural
 gas, 3 Bcfe liquid propane
 – Upstream system: 23 Bcf

Upstream Pipeline Transportation Network

Hedging Program
• Minimizes Gas Price Volatility
 – Hedging only
• Covers Up to 70 Percent of Normal
 Purchases
• Disciplined Approach
 – Price and time driven hedging components
 – NYMEX futures and options
• Gains, Losses, and Expenses Included in
 PGA

Regulation
• Missouri Public Service Commission
• Constructive Outcomes
 – August 2007: $38.6 MM increase in non-gas
 revenues
 – Enhanced Rate Design
 – Infrastructure System Replacement Surcharge
 (ISRS)
 – Reduced reliance on off-system sales
 – Enhanced Gas Supply Incentive Program (GSIP)

Enhanced Rate Design
• Traditional Rate Design
 – Lower monthly customer charge
 – Recovery through volumetric rate
 – Exposure to weather and customer conservation
• Laclede Design (Effective November 2002)
 – Margin recovery through first rate block
• Enhanced Laclede Design (Effective August 2007)
 – Shifts additional recovery into higher customer charge
 – Reduction of first rate block
 – Mitigates exposure to weather and customer
 conservation
• Conservation Programs

ISRS
• Infrastructure System Replacement Surcharge
 (ISRS)
• Enacted in 2003
• Allows Recovery Between Rate Cases of Facility-
 Related Expenditures
 – Compliance with state and federal safety requirements
• Recovers Depreciation, Property Taxes, and Rate of
 Return
• Reset After Each Rate Case
 – $1.6 MM approved January 2008
 – $1.9 MM approved June 2008
 – $1.9 MM filed November 2008

Advocacy
• Missouri Energy Development Association
 – Missouri investor-owned natural gas, electric, and water
 utilities
 • Advocates measures to support utility infrastructure and
 services to benefit Missouri citizens and businesses
 – Current Chairman: Douglas H. Yaeger
 – Legislative achievements
 • Infrastructure System Replacement Surcharge
 • Fuel Adjustment Clause
 • Weather and Conservation Rider
 • Environmental Cost Recovery Mechanism
 – Missouri Utility Shareholders Association

Operational and Customer Focus

Laclede Energy Resources
• Non-regulated Natural
 Gas Marketer
 – Large retail and wholesale
 customer base
 – Organically grown
 – Flexible pricing alternatives
 – Risk management utilizing
 financial markets
 • Lock in margins
 – Experienced Management

Laclede Energy Resources
• Strong Performance During 2008
 – Record earnings exceed fiscal 2006 performance
 – 15% increase in sales volumes
 – Volumes delivered similar to Laclede Gas Company (123
 Bcf vs. 108 Bcf)
• Growth in Overall Portfolio
 – Additional transportation capacity and gas supplies
 – Increased number of counterparties
• Growth in Sales Base
 – New retail / wholesale customers
 – Producer services

75% of Business Activity
99% of Business Activity
Current LER Footprint

Drivers of Growth
• Pipeline Expansion Projects
 – New marketing opportunities
• Storage Expansion
• New Gas Supply Basins
 – Shale plays
• Producer Services
• Additional Markets
 – Power generation
 – Ethanol business growing in the Midwest
 – LDCs

Supply Shift

Growth Potential

Laclede Pipeline Company
• Uniquely Situated LPG
 Pipeline
 – Market crossroads
 location
 – Only U.S. interstate LPG
 pipeline with LDC
 customer

LPG Pipeline Assets
• March 2006: LPC Filed an Application with FERC
 – Provides common carrier LPG transportation in
 interstate commerce
 – Allows propane and butane shipments by third parties
 – Preserves historic role re: Laclede Gas Company
 peaking needs
• LPC’s FERC Tariff Effective April 1, 2006

SM&P Utility Resources
• Underground Locating and Marking Company -
 Acquired in January 2002
 – Grew business
 – Developed technological competencies
 – Built on industry leadership to provide high-quality
 services
• Divested March 31, 2008
 – Sale price: $85 million
 • Purchase price: $43 million
 – Now is part of a much larger locating entity
 – Proceeds used to strengthen balance sheet
 • Redeemed $45 million of Trust Preferreds May 5, 2008

Liquidity and Financial Capacity
• Shelf Registration
 – Laclede Group: Automatic shelf (pay as you go)
 • Well-known seasoned issuer
 – Laclede Gas:  $270.0 MM remaining
• Financing Authority
 – MPSC:   $372.4 MM remaining

Liquidity and Financial Capacity
• Standing Lines of Credit
 – Laclede Group:  $ 50.0 MM
 – Laclede Gas:  $320.0 MM
 • Expiration extended one year to December 2011
• Seasonal Lines of Credit
 – Laclede Gas:  $ 75.0 MM, 11/2008-3/2009
• New Bond Issue
 – $80 MM of 6.35%, callable after 5 years, 30-year First
 Mortgage Bonds issued September 2008

Earnings by Segment ($MM)

Net Income ($MM)

Earnings and Dividends Per Share

Historical Stock Price

Return
• Since Laclede Group was formed (October 1,
 2001)*
 – Laclede Group CAGR: 15.9%
 – S&P 500 Index CAGR: -0.5%
• Current Economy (Beginning July 1, 2008)*
 – Laclede Group: 24.5% gain
 – S&P 500 Index: 30.8% loss

Key Takeaways
• Strong Core Gas Distribution
 Business
 – Stable earnings platform
 – Ongoing customer service initiatives
 – Focus on internal improvements
• Synergistic Growth Components
 – LER and Laclede Pipeline expansion
 opportunities
 – Asset-based opportunities
 complementary to core
• Focus on Shareholder Value
 – Strengthening of balance sheet
 – Earnings and dividend growth